Investor Presentation February 22, 2017 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed Transaction to Earthstone and its stockholders, the anticipated completion of the proposed Transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder and regulatory approvals of the proposed Transaction; the ability to complete the proposed Transaction on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Bold; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone and Bold undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Disclaimer (Cont’d) Additional Information About the Proposed Transaction This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed Transaction, Earthstone will file with the SEC and mail to its security holders a proxy statement and other relevant documents. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com. Investors and security holders may also read and copy any reports, statements and other information filed by Earthstone, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com or by contacting Earthstone by mail at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX, 77380, or by telephone at 281-298-4246. Participants in the Solicitation Earthstone and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Earthstone’s directors and executive officers is available in its proxy statement filed with the SEC by Earthstone on October 4, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Investment Highlights

Diversified Shale Play Exposure with Growing Inventory

- ✓ Presence in the most prolific, domestic oil-bearing shale plays—Midland Basin, Eagle Ford, and Bakken / Three Forks
- ✓ Actively growing in the Midland Basin via acquisition of Lynden Energy Corp. and announced combination with Bold Energy III LLC
- ✓ Growth through drill bit and significant acquisitions
- ✓ ~1,200 total gross drilling locations across core plays
- ✓ Upside from down-spacing and other formations

Prudently Managed Balance Sheet

- ✓ Adequate liquidity and cash flow to fund near-term capital plans
- ✓ Simple and unburdened capital structure
- ✓ Managing through downturn with an under-leveraged balance sheet
- ✓ Traditional reserve-based credit facility with standard covenants

Visible Production Growth & Drilling Program with Substantial Optionality

- ✓ Midland Basin wells-in-progress and Eagle Ford near-term drilling provides ability to ramp up production quickly
- ✓ Majority of acreage in key areas is HBP

Proven Management Team

- ✓ Four prior successful public entities
- ✓ Operational excellence
- ✓ Repeat institutional and high net worth investors
- ✓ Market recognition from investors and sellside research analysts

EARTHSTONE Energy, Inc.
4

Track Record

- **Management team has consistently created shareholder value**
  - Repeated success with multiple entities over 20+ years
  - Results have created long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Technical and operational excellence
    - Multi-basin experience
    - Resource & conventional expertise
    - Complex Gulf Coast drilling & horizontal resource proficiency
    - Efficient and low-cost operator
    - Proven acquisition and exploitation results

GeoResources, Inc.

2007 – 2012 GeoResources, Inc. ("GEOI")
Eagle Ford, Bakken / Three Forks, Gulf Coast
*Initial investors – **35% IRR***
*Initial investors – **4.8x return***

Initial Southern Bay investors achieved a combined 7.4x ROI upon the merger with GeoResources and subsequent sale in 2012

2005 – 2007 Southern Bay Energy, LLC (Private)
Gulf Coast, Permian Basin
*Initial investors – **40% IRR***

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con.
*Preferred investors – **17% IRR***
*Initial investors – **4x return***

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin
*Preferred investors – **2.5x return***
*Follow-on investors – **3x return***
*Initial investors – **10x return***

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast
*Preferred investors – **30% IRR***
*Initial investors – **7x return***

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public. Past performance is not necessarily indicative of future results.

EARTHSTONE Energy, Inc.
5

Management Strong management and technical team with demonstrated ability and prior success Equity investors—interests are clearly aligned with shareholders Years of Experience Years Working Together Responsibility Frank Lodzinski 44 26 President and CEO Robert Anderson 30 12 Corporate Development and Reservoir Engineering Steve Collins 28 20 Completions and Operations Chris Cottrell 33 18 Land and Marketing Tim Merrifield 37 16 Geological and Geophysical Francis Mury 42 26 Drilling and Development Ray Singleton 37 2 Operations and A&D, Northern Region Tony Oviedo 35 1 Accounting Neil Cohen 13 4 Finance

Earthstone – A Platform for Steady Growth December 2014 Q2/Q3 2015 Private Sellers Eagle Ford Karnes, Gonzales, Fayette Counties, TX December 2014 Strategic Combination Eagle Ford Operator Q2 2016 Midland Basin 5,883 Net Acres Howard, Glasscock Counties, TX Since December 2014, Earthstone has evolved from a micro cap, non-op Bakken / Three Forks company to a small cap, multi-basin operator with meaningful exposure to the Midland Basin and Eagle Ford Resource Expansion November 2014 Bakken / Three Forks 622 Boepd1 April 20172 Midland Basin Eagle Ford Bakken / Three Forks 8,565 Boepd3 Notes: 1Daily production for the three month period ended September 30, 2014 2Expected closing of late April 2017 3Earthstone and Bold combined production for December 2016 (Earthstone – 5,225 Boepd; Bold – 3,340 Boepd) are estimates and subject to revision based on actual sales volumes Q2 20172 Midland Basin 20,900 Net Acres Reagan, Upton, Midland Counties, TX

Company Overview Asset Location The Woodlands, Texas based E&P company focused on domestic exploration and production of oil and natural gas with current operations primarily in the Midland Basin, Eagle Ford trend, and Bakken / Three Forks Strategy of growing through the drill bit, organic leasing, and attractive corporate and asset acquisitions Current combined production of 8,565 Boepd (68% oil), inclusive of Lynden and Bold acquisitions1 In May 2016, Earthstone closed its acquisition of Lynden Energy Corp. and established its initial presence in the Midland Basin 5,883 net acres in Howard, Glasscock, Midland, and Martin Counties 195 gross locations; 40% working interest In November 2016, Earthstone announced a combination transaction with Bold Energy III LLC December 2016 net production of 3,340 (71% oil) 20,900 net acres predominantly in Reagan, Upton, and Midland Counties 500+ gross locations; 99% operated; 85% working interest Market Statistics (as of February 17, 2017) Pro Forma for Bold Acquisition (April 2017) Shares Outstanding2:58.5mm Share Price: $14.52 Market Cap:$850.0mm Enterprise Value3:$892.9mm Bakken / Three Forks Eagle Ford Midland Basin Combined Production Summary December 2016 Net Production: 8,565 Boepd1 Notes: 1Earthstone and Bold combined production for December 2016 (Earthstone – 5,225 Boepd; Bold – 3,340 Boepd) are estimates and subject to revision based on actual sales volumes 2Includes 36.1mm ESTE shares to be issued to Bold at closing in late April 2017 3Includes combined net debt of $42.9mm as of January 31, 2017

Key Areas

Midland Basin[1]	
Dec '16 Net Production (Boepd)[4]	5,182
% Oil	68%
Gross Producing Wells	166
Core Net Acres	27,000
Core Gross Drilling Locations	715



Eagle Ford[2]	
Dec '16 Net Production (Boepd)[4]	2,272
% Oil	70%
Gross Producing Wells	161
Core Net Acres	17,740
Core Gross Drilling Locations	170

Bakken/Other[3]	
Dec '16 Net Production (Boepd)[4]	1,111
% Oil	60%
Gross Producing Wells	291
Core Net Acres	5,900
Core Gross Drilling Locations	210



Total	
Dec '16 Net Production (Boepd)[4]	8,565
% Oil	68%
Gross Producing Wells	618
Core Net Acres	50,640
Core Gross Drilling Locations	1,095

Note:
1 Midland Basin totals include contribution from pending transaction with Bold Energy III LLC
2 Eagle Ford totals Include contribution from Austin Chalk properties
3 Bakken totals include contribution from conventional properties located in ND, MT, WY, TX, and OK
4 December 2016 net production are estimates and subject to revision based on actual sales volumes

EARTHSTONE Energy, Inc. 9

Combination with Bold Energy Transformational Transaction in the Midland Basin

Bold Provides a Strategic Operated Position in the Midland Basin

Operated Position in Core Midland Basin
85% working interest in 20,900 net acres

December 2016 Net Production of 3,340 Boepd (71% oil, 87% liquids)
9 wells in progress drive immediate production growth

Attractive Rates of Returns[1]
Single well IRRs of 25-100% and inventory of 500+ Hz locations

Position Delineated In Multiple Benches
Strong offset results in the Wolfcamp A and B

Combined Teams with Track Records
Proven technical execution and operational expertise

Completion Evolution Sets Stage for Further Well Performance Improvement



Acreage Legend
Earthstone
Bold
MARTIN
HOWARD
MIDLAND BASIN
EASTERN SHELF
CENTRAL BASIN PLATFORM
MIDLAND
GLASSCOCK
UPTON
REAGAN

Note:
1 Single well returns based on strip prices as of February 10, 2017

11

Significant Oil in Place Across the Position Reagan County Wolfcamp Thickest Wolfcamp shale section in Midland Basin; greatest oil in place Bold current Reagan/Upton inventory 1 Wolfcamp A target 2 Wolfcamp B targets 7 viable target benches tested or developed by industry 2 Wolfcamp A targets 3 Wolfcamp B targets 1 Wolfcamp C target 1 Cline target Offset operators have developed five benches in a stacked “wine rack” pattern 2 Wolfcamp A targets 3 Wolfcamp B targets Thermal maturity places Bold acreage in oil window with low GOR’s Average 80% Liquids, 20% Gas Shallower TVD than northern end of Midland Basin D&C costs are lower Wolfcamp A Wolfcamp B Legend (MMbo/Section) 30 0 20 10 70 60 50 40 30 20 10 Legend (MMbo/Section) Bold Operated Acreage Bold Non-Operated Acreage Source; Bold Energy

High Quality Pay Across Multiple Zones

Reagan County Type Section



GR_EDTC
HCAL
DPHZ
AT90
TOIL
Dean
Wolfcamp A
Wolfcamp Upper B
Wolfcamp Lower B
Wolfcamp C
Cline
Primary Bold Targets
Prospective Targets[1]

Reagan Co. Resource Greater than Midland Co.



North Midland
Central Reagan
GR_EDTC
TOIL
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Cline
WFMP A OIP: 19 MMBO/SEC
WFMP B OIP: 51 MMBO/SEC
WFMP A OIP: 38 MMBO/SEC
WFMP B OIP: 74 MMBO/SEC



Midland
Glasscock
Upton
Reagan

Wolfcamp A
Thickness increases 50-100' from Midland to Reagan County. OIP increases from ~20 MMBO/sec to 35-45 MMBO/sec.

Wolfcamp B
Thickness increases 250-300' from Midland to Reagan County. OIP increases from ~50 MMBO/sec to 70-80 MMBO/sec.

Wolfcamp C
Bench is much thicker in Reagan County. OIP is 20-30 MMBO/sec in the Upper C.

Source; Bold Energy
Note:
1 Prospective targets tested in offset wells by other operators

EARTHSTONE Energy, Inc.
13

Excellent Results in Multiple Benches

(1) **Parsley**
Grace 45-1 #4306H
IP30/1000': 197 Boe/d

(2) **Concho**
Karen Unit #5121AH
IP30/1000': 134 Boe/d

(3) **Bold**
Bold Hamman 30 #1HM
IP30/1000': 268 Boe/d

(4) **Bold**
Bold Hamman 30A #2HM
IP30/1000': 184 Boe/d

(5) **Pioneer**
University 3-19 #30H
IP30/1000': 152 Boe/d

(6) **Parsley**
Rogers 3-40 #4403H
IP30/1000': 108 Boe/d

(7) **Callon**
Turner AR Unit B #8HK
IP30/1000': 171 Boe/d

(8) **Bold**
Bold Hartgrove 22 #1HM
IP30/1000': 136 Boe/d

(9) **Bold**
Sinclair DUCs: Comp. 3/2017
1 Wfmp Lwr B, 1 Wfmp Upr B

(10) **Permian Resources**
Holt RE 1222 #26HS
IP30/1000': 115 Boe/d

(11) **Permian Resources**
Chico Co W #56HS
IP30/1000': 153 Boe/d

(12) **Permian Resources**
Hickman 1 223 #2HA
IP30/1000': 102 Boe/d

(13) **Bold**
Bold WTG 5-234 #1HM
IP30/1000': 165 Boe/d

(14) **Permian Resources**
Woods RE 210 #27HA
IP30/1000': 249 Boe/d

(15) **Permian Resources**
University 10 RE #616HS
IP30/1000': 125 Boe/d

(16) **Bold (BTA JV)**
Block 1: 2 wells flowing back
1 Wfmp A, 1 Wfmp Upr B

(17) **Bold (BTA JV)**
Texaco-Parish U3 #1HM
IP30/1000': 96 Boe/d

(18) **Bold**
Texaco-Parish U4 #1HU
IP30/1000': 76 Boe/d

(19) **Bold (BTA JV)**
Block 1 DUCs: Comp. 4/2017
1 Wfmp A, 1 Wfmp Upr B

(20) **Parsley**
Char Hughes #7H
IP30/1000': 149 BOE/d

(21) **Bold**
TSRH DUCs: Comp. 2/2017
1 Wfmp Upr B, 2 Wfmp Lwr B

(22) **Permian Resources**
Loftin Hughes 1211 #6HD
IP30/1000': 74 Boe/d

(23) **PCORE II**
Stiles 9-26 #1HB
IP30/1000': 238 Boe/d

(24) **Parsley**
Bast 33-40 #4412H
IP30/1000': 123 Boe/d



LEGEND
Wolfcamp A
Wolfcamp Upr B
Wolfcamp Lwr B
Bold DUC / FB
Bold Acreage
Upton
Reagan

Sources: DrillingInfo, Bold, Proprietary Data

EARTHSTONE Energy, Inc.

14

Reagan and Upton counties significantly outperforming initial projections All areas and target horizons generating attractive returns at current strip Completion evolution continuing and leading to enhanced productivity Well Performance Update

Reagan County Gen 4 Completion Drives Improved Performance

Earthstone Asset Overview

Midland Basin Non-Op Asset Overview Strong offsetting operator results in Lower Spraberry, Wolfcamp A, B and D (Cline) Additional upside in 4+ separate horizons Horizontal activity on the Company’s acreage 2 producing horizontal Wolfcamp wells in Glasscock County Horizontal Wolfcamp well in Howard County with first production in November 2016 Near-Term Strategy Establish operating presence through acquisition of operated production Grow production organically and through acquisitions Expand acreage and location inventory Glasscock, Howard, Martin and Midland Counties, Texas County Gross Acres Net Interest (%) Net Acres Martin 1,757 43.750 769 1,127 20.000 225 Midland 640 43.750 280 Glasscock 4,480 43.750 1,960 Howard 6,121 40.625 2,487 640 25.390 162 Total: 14,765 5,883 2016 Horizontal Drilling Company Acreage

Well Statistics 9,366’ lateral, 66 stages 2,000 lbs/ft of proppant 2-stream cumulative production = 111,000 Boe after 101 days Installed ESP after flowing for 43 days Howard County – Wolfcamp A Well Performance (Tubb A 1HA)

Eagle Ford Asset Overview Operated Karnes, Gonzales, and Fayette, Gonzales 36,520 gross / 17,740 net leasehold acres Working interests range from 33% to 50% 60% held-by-production 100 gross / 45.1 net producing wells (94 operated / 6 non-op) Approximately 170 identified gross Eagle Ford drilling locations Majority of acreage covered by 173 square mile 3-D seismic shoot Avoid faulting for steering Eagle Ford wells Indicate natural fractures Delineate other prospective opportunities Other Potential: Upper Eagle Ford, Austin Chalk, Buda, Wilcox, and Edwards Non-operated La Salle County 61 gross producing wells 25,400 gross / 2,900 net leasehold acres Working interests range from 10% to 15% Near-Term Strategy Production growth through operated capital program Expand through acquisitions of operated acreage and production Karnes, Gonzales, and Fayette Counties, Texas Earthstone Sanchez Penn Virginia Offset operators include EOG, Encana and Marathon

Eagle Ford 2017 Drilling Plans 11 gross wells to be drilled and completed in southwestern Gonzales County; total net capex of $23mm 3 wells in Pilgrim Unit (7,300 foot lateral); 25% working interest 2 wells in Davis Unit (5,300 foot lateral); 33% working interest 6 wells in Crosby Unit (5,300 foot lateral); 50% working interest Crosby Unit Pilgrim and Davis Units Boggs Unit

Bakken / Three Forks Asset Overview

- 5,900 net core acres predominantly in McKenzie and Dunn Counties of North Dakota that are prospective for the Bakken / Three Forks formation
- 157 gross wells producing
  - Average working interest of ~4%
  - 13 gross wells currently being drilled or completed
- ~210 potential gross drilling locations
- Primary operators include: Statoil, Oasis, ConocoPhillips/Burlington, Continental, ExxonMobil/XTO, Marathon, SM Energy
- Majority of units in McKenzie County, ND
  - Banks Field
    - Largest development area
    - Interest in 22 spacing units
    - Operators down-spacing to 6-7 wells per unit in the Bakken / Three Forks
  - Indian Hill Field
- Near-Term Strategy
  - Expand acreage
  - Acquire production
  - Establish operating presence

Primary assets are located in McKenzie County, North Dakota



Operated Leasehold
Non-Op Leasehold
Williams
Mountrail
McKenzie
Dunn
Billings
LOWER BKKN SH ZERO LINE
MIDDLE BKKN ZERO LINE
UPPER BKKN SH ZERO LINE
Bakken Maturity Limit

EARTHSTONE Energy, Inc.

22

Financial Overview

$mm Gross / Net Well Count Spudded On-Line Drilling and Completion: Operated Midland Basin 70.0 14 / 11.7 14 / 10.7 Non-Operated Midland Basin 11.0 4 / 1.6 2 / 0.8 Operated Eagle Ford 23.0 11 / 4.4 11 / 4.4 Non-Operated Bakken 7.0 12 / 0.5 25 / 1.1 Non-Operated Midland Basin – Vertical 4.0 8 / 3.7 5 / 2.2 Land / Infrastructure 15.0 Total 130.0 Capex by Project Area Current Budget Combined 2017 Capital Expenditure Budget Operated Midland Basin figures assume late April 2017 closing of the Bold Energy Transaction

Combined Liquidity As of January 31, 2017

Oil Production Hedged (Bbls; $/Bbl) Gas Production Hedged (MMBtu; $/MMBtu) Hedging Summary

Analyst Coverage Firm Analyst Contact Info Baird Daniel Katzenberg / 646-557-3209 / dkatzenberg@rwbaird.com Canaccord Genuity Steve Berman / 212-849-3944 / sberman@canaccordgenuity.com Euro Pacific Joel Musante / 800-727-7922 ext: 144 / jmusante@europac.net FBR Chad Mabry / 832-319-2520 / cmabry@fbr.com IBERIA Blaise Angelico / 504-310-7548 / blaise.angelico@iberiabank.com Johnson Rice Welles Fitzpatrick / 504-584-1235 / welles@jrco.com Northland Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com Roth John White / 949-720-7115 / jwhite@roth.com Seaport Global Mike Kelly, CFA / 713-658-6302 / mkelly@seaportglobal.com John Aschenbeck / 713-658-6343 / jaschenbeck@seaportglobal.com Stephens Ben Wyatt / 817-900-5714 / ben.wyatt@stephens.com SunTrust Neal Dingmann / 713-247-9000 / neal.dingmann@suntrust.com Wunderlich Jason Wangler / 713-403-3985 / jwangler@wundernet.com

Frank Lodzinski President and CEO Robert Anderson EVP, Corporate Development and Engineering Neil Cohen VP, Finance, and Treasurer Corporate Headquarters Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Denver 633 17th Street | Suite 2320 | Denver, CO 80202 | (303) 296-3076 Website www.earthstoneenergy.com Contact Information